Other assets impairments, restructuring and other items	12 Months Ended
Dec. 31, 2025
Text Block [Abstract]
Other assets impairments, restructuring and other items

NOTE 15—Other assets impairments, restructuring and other items:

	Year ended December 31,
	2025	2024	2023
	(U.S. $ in millions)
Impairment of long -lived tangible assets (1)	$769	$1,024	$28
Contingent consideration (see note 20)	54	303	548
Restructuring	225	74	111
Other	1	(14)	30

Total	$1,050	$1,388	$718

(1)	Including impairments related to exit and disposal activities.
Impairments
Impairments of tangible assets for the years ended December 31, 2025, 2024 and 2023 were $769 million, $1,024 million and $28 million, respectively.
Impairments for the year ended December 31, 2025, were mainly related to a $
726

million impairment charge in connection with a manufacturing facility in Europe. During the fourth quarter of 2025, due to impairment indicators, the Company performed an undiscounted cash flow analysis pursuant to ASC
360-10,
Impairment and Disposal of Long-Lived Asset. Based on this analysis, the undiscounted cash flows were not sufficient to recover the carrying value of the long-lived assets related to this facility. To estimate the fair value of the asset group, the Company performed a discounted cash flow analysis using assumptions which required significant judgment, including appropriate discount rates, estimates of revenue growth rate and the amount and timing of expected future cash flows. The discount rate was based on an estimate of the WACC of market participants relative to the asset group and amounted to
8.8
%.
The forecasted cash flows were based on the Company’s most recent strategic alternatives, including contract manufacturing services partnerships and possible divestitures. The Company believes the assumptions are consistent with the plans and estimates that a market participant would use to manage the business. As a result of this analysis, an impairment charge was recorded as the fair value of the asset group was below its carrying value.
Impairments for the year ended December 31, 2024 were mainly related to the classification of the business venture in Japan and the API business (including its R&D, manufacturing and commercial activities) as held for sale (see note 2).
Impairments for the year ended December 31, 2023 were mainly related to certain assets in Europe and the United States.
In addition, as part of the Company’s efforts to further focus its business by optimizing its portfolio and global manufacturing footprint to achieve additional operational efficiencies, the Company, from time to time, evaluates strategic alternatives for certain individual assets or asset groups. These strategic alternatives may include partnerships, joint ventures, redeployment of assets or divestitures. These actions may involve substantial impairment charges in the future depending on the ultimate course of action for these long-lived assets. Any such impairment charges are recorded in the period in which there is a triggering event or commitment to a probable transaction.
Teva may record additional impairments in the future, to the extent it changes its plans on any given asset and/or the assumptions underlying such plans, as a result of its network consolidation activities and its “Pivot to Growth Strategy”.

Contingent consideration
In 2025, Teva recorded expenses of $54 million for contingent consideration, compared to expenses of $303 million in 2024 and $548 million in 2023. The expense in 2025 was mainly related to lenalidomide capsules (the generic version of Revlimid
®
) (mainly the effect of the passage of time on the net present value of the discounted payments) and to a change in the estimated future royalty payments to Eagle in connection with expected future bendamustine sales. Expenses in 2024 and 2023 were mainly related to a change in the estimated future royalty payments to Allergan in connection with lenalidomide (generic equivalent of Revlimid
®
) and a change in the estimated future royalty payments to Eagle in connection with expected future bendamustine sales.
Restructuring
In 2025, Teva recorded $225 million of
restructuring expenses
, compared to $74 million in 2024 and $111 million in 2023. Expenses in 2025 were primarily related to optimization activities in connection with Teva’s Transformation programs related to Teva’s global organization and operations, mainly through headcount reduction. Expenses in 2024 and
2023
were primarily related to network consolidation activities.
Under Teva’s Transformation programs announced on May 7, 2025, Teva expects to achieve cost savings through a variety of initiatives including examining practices and efficiencies in methods of working, reduction in headcount and optimizing external spend in the following years. These Transformation programs are expected to result in the reduction of approximately 8% of Teva’s total work force as of December 31, 2024, by the end of 2027.
The following table provides the components of restructuring costs:

	Year ended December 31,
	2025	2024	2023
	(U.S. $ in millions)
Restructuring
Employee termination	$215	$53	$52
Other	10	21	59

Total	$225	$74	$111

The following table provides the components of and changes in the Company’s restructuring accruals:

	Employee termination costs	Other	Total
	(U.S. $ in millions )
Balance as of January 1, 2023	$(112)	$(7)	$(119)

Provision	(52)	(59)	(111)
Utilization and other*	90	59	149

Balance as of December 31, 2023	$(75)	$(7)	$(82)

Provision	(53)	(21)	(74)
Utilization and other*	73	16	88

Balance as of December 31, 2024	$(55)	$(13)	$(68)

Provision	(215)	(10)	(225)
Utilization and other*	147	9	156

Balance as of December 31, 2025	$(124)	$(14)	$(138)

*	Includes adjustments for foreign currency translation.